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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) December 1, 2005

                                  Neoware, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-21240                                       23-2705700
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(Commission File Number)                   (IRS Employer Identification No.)


3200 Horizon Drive, King of Prussia, Pennsylvania         19406
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    (Address of Principal Executive Offices)            (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a
Provision of the Code of Ethics.

         On December 1, 2005, the Board of Directors approved amendments to the Company's Code of Ethics (i) to provide that all inquiries, reports of suspected incidents of the improper use of assets, illegal or unethical behavior and violations of the Code, and complaints (other than complaints relating to alleged financial irregularities which will continue to be made directly to the Chairman of the Audit Committee) should be made to the General Counsel rather than to the Chief financial Officer and (ii) to make one other clarifying non-material revision. The Company has posted a copy of the amended Code of Ethics on its website at www.neoware.com/company.html.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2005                        Neoware, Inc.
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                                               (Registrant)

                                               /s/ Keith D. Schneck
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                                               Keith D. Schneck
                                               Executive Vice President and
                                               Chief Financial Officer